                                                                      EXHIBIT IX
                                                                      ----------

                          JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13d-1(f)(1)


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  September 22, 1997

                               /s/ Michael W. Reschke
                              -------------------------------------------
                              Michael W. Reschke


                              THE PRIME GROUP, INC.


                              By:    /s/ Michael W. Reschke
                                  ---------------------------------------
                              Name:  Michael W. Reschke
                              Title: President


                              PRIME GROUP VI, L.P.

                              By:    PGLP, Inc.
                                     Managing General Partner


                                     By:    /s/ Michael W. Reschke
                                           ------------------------------
                                     Name:  Michael W. Reschke
                                     Title: President


                              PGLP, INC.

                              By:    /s/ Michael W. Reschke
                                     ------------------------------------
                              Name:  Michael W. Reschke
                              Title: President